Quest Solution and MiT Systems to Present Snack Food and Wholesale Bakery Industry Webinar

Free webinar to update industry on latest technology.

Quest Solution, Inc. December 4, 2014 8:03 AM GlobeNewswire

HENDERSON, Nev., Dec. 4, 2014 (GLOBE NEWSWIRE) -- via PRWEB - Quest Solution, Inc, "The Company" (QUES), is pleased to announce it will host a webinar for the Snack Food and Wholesale Bakery Industry on December 4, 2014, at 2:00 p.m. EST.

Registration is required for the event. Kindly visit the link below or http://bit.ly/1vloyzo

for secure access to the presentation:

The webinar is designed to showcase emerging opportunities in snack food and bakery markets where mobile applications can reduce stale percentages by as much as 50%. The presentation will also feature savings and efficiency benefits including improved order accuracy and account service times. The webinar will provide information and guidance on the use of this technology with experts from Quest Solution and their partner, MiT Systems, Inc, who specialize in the development of these innovative distribution software solutions.

Quest Solution and MiT Systems, Inc. currently serve six of the top wholesale bakeries and has a growing body of case studies and market data. "Every day, thousands of workers in the baking industry depend on Quest Solution for their mobile automation needs and we are looking forward to the webinar for our potential and existing clients to see some of the latest developments," stated George Zicman, Senior VP of Sales, Quest Solution.

For a Quest Solution Investor Presentation please visit:

http://questsolution.com/investors.html

For more information http://www.QuestSolution.com and http://www.BCSSolutions.com

About Quest Solution, Inc.:

Quest Solution, Inc. is a leading provider in the technology, software, and mobile data collection systems business. In November 2014, the Company announced that Bar Code Specialties, Inc. (BCS) joined with Quest Solution, Inc. The Company intends on continuing to acquire existing companies with revenues and positive cash flow.

Quest Solution, Inc. serves as a national mobility systems integrator with a focus on design, delivery, deployment and support of fully integrated mobile solutions. The Company takes a consultative approach by offering end to end solutions that include hardware, software, communications and full lifecycle management services. The highly tenured team of professionals simplifies the integration process and delivers proven problem solving solutions backed by numerous customer references.

The recent BCS acquisition is in addition to the recently announced creation of a wholly-owned division focused on commercializing Intellectual Property, Patents and Distribution of industry-specific technologies in an array of new verticals. The new division will focus on the acquisition of existing intangibles, which we anticipate will provide immediate value to the company.

Information about Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. This release contains "forward-looking statements" that include information relating to future events and future financial and operating performance. The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for Quest Solution, Inc's products, the introduction of new products, the Company's ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company's liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in Quest Solution Inc.'s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include statements regarding growth in our parts and vehicle sales and increases in our ability to produce new products. For a more detailed description of the risk factors and uncertainties affecting Quest Solution, Inc. please refer to the Company's recent Securities and Exchange Commission filings, which are available at http://www.sec.gov. Quest Solution, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Quest Solution Investor Relations & Financial Media:
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